Exhibit 99.1

Management Presentation
May 2012

LMI AEROSPACE PROPRIETARY

Safe Harbor Statements
In addition to the Company’s past performance and other historical facts, this presentation contains certain forward-looking information, such as current expectations as to future performance and schedules. Such forward-looking information is based on management’s current assumptions and analysis, which are subject to numerous business risks and uncertainties, including risk and uncertainties that relate to acquisitions. There can be no assurance that these assumptions will prove to be accurate in the future. Actual results may differ from these forward-looking statements as a result of, among other things, the factors detailed from time to time in the Company’s filings with the Securities and Exchange
Commission. Please refer to the Risk Factors contained in the Company’s annual report on Form
10-K for the year ended December 31, 2011.

LMI AEROSPACE PROPRIETARY

Senior Management
Lawrence E. Dickinson
CFO & Secretary
Ronald S. Saks
CEO & Director
> Chief Executive Officer of LMI since 1984
> Chief Financial Officer of LMI since 1993

LMI AEROSPACE PROPRIETARY

 (1) Based on financials for the 12-month period ended December 31, 2011
Investment Highlights
> Leading provider of design engineering services, structural assemblies, kits and components for aerospace and defense markets
> Well-positioned on key programs with leading OEMs and Tier-1 market participants
> Favorable long-term industry trends toward outsourcing engineering, production and assembly
> Broad revenue / customer diversification(1)
 • 34% services, 66% production and assembly
 • 38% large commercial, 22% military, 31% regional and business
 • Diversification within market sectors remains a focus
> Growth strategy leverages existing programs, integrated design-build model and disciplined M&A approach
> Experienced management team with an average of over 20 years’ experience and strong industry relationships
> Large capital expenditures planned for growth and redundancy
> Research and development team initiating in second quarter

$300
200
100
0
$86
$101
$123
$169
$240
$241
$224
$254
$290
2004
2005
2006
2007
2008
2009
2010
2011
2012E

(US$ in millions)

$40
30
20
10
0
$3
$10
$16
$21
$26
$18
$20
$25
$35
2004
2005
2006
2007
2008
2009
2010
2011
2012E

LMI AEROSPACE PROPRIETARY

Operating Income(1)
Revenue(1)
Investment Highlights (continued)
> Proven track record of financial performance
> Overall 2012 Revenues are expected to be $282 - $298 million
 • Aerostructures: $186 - 198 million
 • Engineering Services: $96 - $100 million
(US$ in millions)
(1) 2012E reflects midpoint of Company guidance as of May 7, 2012

LMI's Operations In Key Aerospace Markets

Mukilteo
Everett
Auburn
Sun Valley
San Diego
Vista
Mexicali
Wichita
St. Louis
Tulsa
Catoosa
Irving
Dallas
Greenville
Savannah
Forming
Machining
Processing
Distribution
Design
Composite
HQ

5 | LMI AEROSPACE PROPRIETARY

LMI AEROSPACE, INC.

BOEING

Sikorsky
A United Technologies Company

Gulfstream
A GENERAL DYNAMICS COMPANY

LOCKHEED MARTIN

SPIRIT
AEROSYSTEMS

MRJ
Mitsubishi Regional Jet

MITSUBISHI
AIRCRAFT CORPORATION

Vought
Aircraft Industries, Inc.

Aviation Partners Boeing
A joint venture of Aviation Partners, Inc. and The Boeing Company

NORTHROP GRUMMAN

DEPARTMENT OF THE NAVY
UNITED STATES OF AMERICA

FACC

BOMBARDIER

ATK

HondaJet

Hamilton Sundstrand
A United Technologies Company

JANICKI
INDUSTRIES

AIRBUS

Honeywell

Kawasaki

CYMER

LMI AEROSPACE, INC.

LMI AEROSPACE PROPRIETARY

Strong Relationships with OEMs & Tier 1s
(1)
(1) Acquired by Triumph Group in 2010
Recent Awards
•D3 Subsidiary wins Boeing Supplier of the Year for non-production for 2011
•Aerostructures’ Savannah location wins APB Supplier of the Year for 2011

LMI AEROSPACE PROPRIETARY

Strategic Initiatives
> Achieve organic growth within our engineering and manufacturing businesses as well as through new design-build projects
> Make project management expertise the cornerstone of our competitive advantage
> Continue to diversify our customers across three major market sectors and within those sectors
> Pursue strategic acquisitions to build critical mass and capabilities to win larger, more complex projects
> Provide exemplary customer service - mentoring, design for cost
> Target perfect quality and delivery performance
> Implement global sourcing strategy to provide value to our customers
> Continue to invest in training and development of our workforce

Research
Define
Design and Test
Manufacture
LMI
AEROSPACE, INC.
|
LMI AEROSPACE, INC.

LMI AEROSPACE PROPRIETARY

LMI Offers Full Lifecycle Support from Engineering &
Design to Assembly & Manufacturing
> Customer defines
 product or project
 requirements
> Done together with
 customer
> Time and materials
 billing
> Testing on fixed
 price basis
> Joint input between
 LMI and Customer
> Quote in
 competition with
 others
> Build to print
> Long-term
 contracts with
 customers

Testing
Integrated Design-Build-Test Service
Engineering
Manufacturing

SPIRIT AEROSYSTEMS

Gulfstream
A GENERAL DYNAMICS COMPANY

MRJ
Mitsubishi Regional Jet

MITSUBISHI AIRCRAFT CORPORATION

LMI AEROSPACE, INC.

LMI AEROSPACE PROPRIETARY

Design-Build Strategy
“We will provide integrated solutions to our
aerospace customers through creative and
value-driven engineering and manufacturing
processes, throughout the product life cycle.”
> LMI is positioned as a “turnkey” aerospace systems
 provider, capitalizing on the accelerating trend of OEMs
 outsourcing complex aircraft development projects
> Technical leadership through over 300 highly skilled D3
 engineers and 49 Intec technicians
> New programs expected to require substantial annual
 investments in engineering and tooling
> Continue to seek acquisitions to broaden capabilities
 and support production of larger, complex assemblies
Select Customers

LMI AEROSPACE PROPRIETARY

MRJ Tailcone Development Schedule
> MJET required a supplier with design, tooling and
 fabrication capabilities
> Engineering and tooling funded through milestone
 payments
> 1st unit estimated to be delivered in 1st quarter 2013

1 Jan 10
1 Jul 10
1 Jan 11
1 Jun 11
1 Jan 12
1st Flight
PDR
CDR-1
CDR-2
Go-Ahead
Production
Authorization
(estimated)
1 Jun 12
1 Jan 13
1st Delivery
To MITAC
(estimated)

- On-site Joint Definition Phase in Brazil

LMI AEROSPACE, INC.

LMI AEROSPACE PROPRIETARY

Integrated Design-Build Experience
> Full Design & Development Responsibility:
 • Structural Design & Analysis to Civil & Military Requirements
 • Full test article and production development and test execution
 • Certification Test Support
 • ITAR Military program
> Model-Based Design:
 • CATIA V5 with Teamcenter PLM
> Supplier Management
 • Full supply chain management
   for procured items
> Product Support:
 • MTBUR & MTBF Requirements
 • LRU Remove/Replacement Times
 • Manuals
EMBRAER KC-390 Slat System - Oct 2011

LMI AEROSPACE PROPRIETARY

Add New Programs and Market Share Gains
> Pursue new programs with both new and existing customers
 • Add new programs across Commercial, Military, Regional and Business Jet sectors
 • Aerostructures and Engineering segments have consistently added 4-6 new major programs per year
> New design-build programs expected to require substantial initial investments in engineering and tooling
 • Satisfy stringent ROI requirement
> Potential long-term commitment of in-house design resources may be necessary

FY 2011 Aerostructures Revenue - $168.1m

(US$ in millions)

$12.5
7%
$36.3
22%
32%
$53.4
39%
$65.9

(US$ in millions)

$11.1
7%
$20.3
22%
32%
$25.0
39%
$31.1

$23.5
9%
$77.9
$53.2
31%
22%
38%

LMI AEROSPACE PROPRIETARY

Diversified Revenues Across Aerospace Sectors
Disciplined diversification strategy designed to protect LMI from downturns in any single sector
(1) Sector revenue breakdown based on financials for the 12-month period ended December 31, 2011
 Eliminations for the 12-month period totaled $1.6 million and spread ratably across sector percentages
FY 2011 Engineering Services Revenue - $87.5m
FY 2011 LMI Revenue - $254.0m
Regional and Business Jet
Large Commercial Aircraft
Military Aircraft
Other
(US$ in millions)
 $96.4

D3 Technologies

intec

VERSAFORM CORPORATION

LMI AEROSPACE, INC.

LMI AEROSPACE PROPRIETARY

Growth through Acquisitions
> Plan to acquire businesses with solid management teams and technical capabilities to continue expanding the complexity of our products
 • Composites and other non-metal products
 • High speed machining
> Acquisition program from 1998 through 2009 resulted in 8 successfully acquired and integrated businesses
 • Broadened our breadth of engineering and manufacturing capabilities
 • Diversified our markets and programs served

LMI AEROSPACE PROPRIETARY

LMI Programs
Large Commercial Aircraft
Military Aircraft
Regional and Business Jet
767 Winglet
Modification
Boeing Structural
Design
767 Tanker
Sikorsky Cabin
Assembly
Fuselage Kit
MJET
> Wing/Wingbox Design
> Fuselage/Empennage Design
> Composite Design Expertise
> Weight Improvement Studies
> Tool Design and Fabrication
> Rapid Prototyping and Test
> Wing Skins and
 Components
> Fuselage Skins and
 Components
> Leading Edges
> Winglet Leading Edge
 and Modification Kit
> Structural Sheet Metal and
 Extruded Components
> Detail Interior Components
> Helicopter Components
> Helicopter Assemblies
> Housings and Assemblies
 for Gun Turrets
> Avionics and Tactical
 Software Development
> Winglet Design
> Certification Planning
 and Support
> Design for
 Manufacturing Cost
Aerostructures Products
Engineering Services
G-650
G-550
Blackhawk Models
CH-53K
787
777
LMI Platform

$300
200
100
0
$86
$101
$123
$169
$240
$241
$224
$254
$290
2004
2005
2006
2007
2008
2009
2010
2011
2012E

(US$ in millions)

$40
30
20
10
0
$3
$10
$16
$21
$26
$18
$20
$25
$35
2004
2005
2006
2007
2008
2009
2010
2011
2012E

LMI AEROSPACE, INC.

LMI AEROSPACE PROPRIETARY

History of Financial Success
(US$ in millions)
Revenue	$282.0	-	$298.0
Gross Profit Margin	24.2%	-	25.3%
SG&A	$36.7	-	$37.7
Interest Expense		$1.0
Tax Rate			35.3%
D&A, Stock Comp.		$9.7
(US$ in millions)	Aerostructures	Engineering Services
Revenue	$186.0-$198.0	$96.0-$100.0
Gross Profit Margin	27.6%-28.8%	17.5% - 18.5%
SG&A	$28.5-$29.1	$8.2-$8.6
Guidance for 2012
Revenue(1)
Operating Income(1)
(US$ in millions)
Segment Guidance for 2012

50
$40
30
20
10
0
$8
$14
$20
$26
$37
$31
$28
$33
$44
2004
2005
2006
2007
2008
2009
2010
2011
2012E

LMI AEROSPACE, INC.

LMI AEROSPACE PROPRIETARY

> Significant liquidity
 • $125 million revolver with additional $25 million in an accordion feature
 • Shelf registration on file with SEC
(1) 2012E reflects midpoint of Company guidance as of May 7, 2012. EBITDA equals operating income plus depreciation, amortization, stock compensation expense and goodwill impairment
(2) $125 million capacity
(3) Excludes capital leases and equipment notes
	12/31/11	3/31/12
Cash & Equivalents	$ 7.9	$ 5.5
Drawn revolver(2)	-	-
Net Debt(3)	$(7.9)	$(5.5)
Undrawn revolver(2)	$125.0	$125.0
Strong Cash Generation
EBITDA(1)
Current Net Debt and Revolver Capacity
(US$ in millions)
(US$ in millions)

LMI AEROSPACE PROPRIETARY

Investment Highlights
> Leading provider of design engineering services, structural assemblies, kits and components for aerospace and defense markets
> Well-positioned on key programs with leading OEMs and Tier-1 market participants
> Favorable long-term industry trends toward outsourcing engineering, production and assembly
> Broad revenue / customer diversification
> Demonstrated track record of strong financial performance
> Growth strategy leverages existing programs, disciplined M&A approach and integrated design-build model
> Experienced management team with an average of over 20 years’ experience and strong industry relationships